UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 14, 2007 (Date of earliest event reported)
Kayne Anderson Energy Development Company (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-134829 (Commission File Number)	20-4991752 (IRS Employer Identification Number)

1100 Louisiana Street - Suite 4550, Houston, TX (Address of principal executive offices)		77002 (Zip Code)
(713) 493-2000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 14, 2007, Kayne Anderson Energy Development Company (the Registrant) issued a press release announcing its financial results for the period September 21, 2006 (Inception) through November 30, 2006.

Item 8.01. Other Events

On February 14, 2007, the Registrant issued a press release indicating that it has rescheduled its conference call for 10:00 a.m., Eastern time, on Friday, February 16, 2007 to discuss its results, from 10:00 a.m., Eastern time, on Thursday, February 15, 2007.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Kayne Anderson Energy Development Company dated February 14, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2007	KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY By: /s/ David Shladovsky David Shladovsky Secretary and Chief Compliance Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Kayne Anderson Energy Development Company dated February 14, 2007